Exhibit 99.2
Financial Supplement
Financial Information
as of March 31, 2006
(UNAUDITED)
To assist in your understanding of the Company, the following supplement of information concerning Platinum Underwriters Holdings, Ltd. is provided.
This report is for informational purposes only. It should be read in conjunction with documents filed by Platinum Underwriters Holdings, Ltd. with the SEC, including the Company’s Annual Report on Forms 10-K and Quarterly Reports on Forms 10-Q and 10-Q/A.
Our Investors Relations Department can be reached at (441) 298-0760.

Platinum Underwriters Holdings, Ltd.
Overview
March 31, 2006
Address:
Platinum Underwriters Holdings, Ltd.
The Belvedere Building
69 Pitts Bay Road
Pembroke HM 08
Bermuda

Investor Information:
Lily Outerbridge
Vice President, Director of Investor Relations
Tel: (441) 298 0760
Fax: (441) 296 0528

Website:

www.platinumre.com

Publicly Traded Equity Securities:

Common Shares (NYSE: PTP)
Preferred Shares (NYSE: PTP PRA)
Note on Non-GAAP Financial Measures :
In presenting the Company’s results, management has included certain schedules containing financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including segment underwriting income (or loss), related underwriting ratios and fully converted book value, are referred to as non-GAAP. These non-GAAP measures may be defined or calculated differently by other companies. Management believes these measures, which are used to monitor the results of operations, allow for a more complete understanding of the underlying business. These measures should not be viewed as a substitute for those determined in accordance with GAAP. A reconciliation of such measures to the most comparable GAAP figures such as income before income tax expense and total shareholders’ equity is presented in the attached financial information in accordance with Regulation G.

Platinum Underwriters Holdings, Ltd.
Table of Contents
March 31, 2006

Section:	Page:
Balance Sheet:
a. Condensed Consolidated Balance Sheets	3
Statements of Operations:
a. Consolidated Statements of Income and Comprehensive Income — Summary	4
b. Consolidated Statements of Income (Loss) and Comprehensive Income (Loss) — by Quarter	5
Earnings and Book Value Per Share Analysis:
a. Computation of Basic and Diluted Earnings Per Common Share — Summary	6
b. Computation of Basic and Diluted Earnings (Loss) Per Common Share — by Quarter	7
c. Fully Converted Book Value Per Share	8
Cash Flow Statement:
a. Condensed Statements of Cash Flows — Summary	9
b. Condensed Statements of Cash Flows — by Quarter	10
Segment Data:
a. Segment Reporting — Three Month Summary	11
c. Property and Marine Segment — by Quarter	12
d. Casualty Segment — by Quarter	13
e. Finite Risk Segment — by Quarter	14
Net Premiums Written Data:
a. Net Premiums Written — Supplemental Information	15
b. Premiums by Line of Business — Three Month Summary	16
Other Company Data:
a. Company Ratios, Share Data, Ratings	17
Investments:
a. Investment Portfolio	18
b. Net Realized Gains (Losses) — by Country	19
Loss Reserves:
a. Loss Analysis	20

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Balance Sheets
March 31, 2006
(amounts in thousands, except per share amounts)

	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005
Assets
Investments	$3,234,490	3,000,889	2,989,217	2,728,692	$2,284,911
Cash, cash equivalents and short term investments	650,639	829,539	391,637	409,539	300,017
Reinsurance premiums receivable	517,429	567,449	557,422	576,457	638,283
Accrued investment income	29,581	29,230	31,013	28,316	27,127
Reinsurance balances (prepaid and recoverable)	92,388	76,109	79,021	16,688	15,783
Deferred acquisition costs	105,699	130,800	139,158	144,844	149,555
Funds held by ceding companies	266,541	291,629	250,324	271,795	222,791
Other assets	59,450	228,730	48,293	22,905	26,049

Total assets	$4,956,217	5,154,375	4,486,085	4,199,236	$3,664,516

Liabilities
Unpaid losses and loss adjustment expenses	$2,371,916	2,323,990	2,079,668	1,559,092	$1,507,158
Unearned premiums	474,433	502,018	558,881	575,727	589,795
Debt obligations	292,840	292,840	387,500	387,500	137,500
Commissions payable	142,826	186,654	176,036	216,459	172,224
Other liabilities	96,364	308,624	56,183	187,730	84,763

Total liabilities	3,378,379	3,614,126	3,258,268	2,926,508	2,491,440

Total shareholders’ equity	1,577,838	1,540,249	1,227,817	1,272,728	1,173,076

Total liabilities and shareholders’ equity	$4,956,217	5,154,375	4,486,085	4,199,236	$3,664,516

Book value per common share	$23.87	23.22	24.75	29.32	$27.12

Platinum Underwriters Holdings, Ltd.
Consolidated Statements of Income and Comprehensive Income — Summary
(amounts in thousands, except per share amounts)

	Three Months Ended
	March 31, 2006	March 31, 2005
Revenue
Net premiums earned	$344,301	$411,040
Net investment income	43,515	26,905
Net realized gains on investments	65	372
Other income (expense)	(1,317)	(356)

Total revenue	386,564	437,961

Expenses
Losses and loss adjustment expenses	206,774	237,698
Acquisition expenses	69,239	93,249
Other underwriting expenses	17,288	16,607
Corporate expenses	5,700	3,401
Net foreign currency exchange losses (gains)	(275)	1,798
Interest expense	5,450	2,173

Total expenses	304,176	354,926

Income before income tax expense	82,388	83,035

Income tax expense	5,352	9,947

Net income	77,036	73,088

Preferred dividends	2,576	—

Net income available to common shareholders	$74,460	$73,088

Basic
Weighted average common shares outstanding	59,097	43,163
Basic earnings per common share	$1.26	$1.69

Diluted
Adjusted weighted average common shares outstanding	66,597	50,032
Diluted earnings per common share	$1.16	$1.49

Comprehensive income
Net income	$77,036	$73,088
Other comprehensive income (loss), net of deferred tax	(35,311)	(34,620)

Comprehensive income	$41,725	$38,468

Platinum Underwriters Holdings, Ltd.
Consolidated Statements of Income (Loss) and Comprehensive Income (Loss) — by Quarter
(amounts in thousands, except per share amounts)

	Three Months Ended
	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005
Revenue
Net premiums earned	$344,301	442,825	429,388	431,470	$411,040
Net investment income	43,515	37,195	36,441	28,904	26,905
Net realized gains (losses) on investments	65	(1,984)	(879)	(555)	372
Other income (expense)	(1,317)	(385)	(433)	588	(356)

Total revenue	386,564	477,651	464,517	460,407	437,961

Expenses
Losses and loss adjustment expenses	206,774	462,257	564,618	240,852	237,698
Acquisition expenses	69,239	107,100	98,858	103,928	93,249
Other underwriting expenses	17,288	14,467	6,050	18,545	16,607
Corporate expenses	5,700	3,792	2,030	4,935	3,401
Net foreign currency exchange losses (gains)	(275)	241	(88)	160	1,798
Interest expense	5,450	6,820	6,839	4,174	2,173
Loss on repurchase of debt	—	2,486	—	—	—

Total expenses	304,176	597,163	678,307	372,594	354,926

Income (loss) before income tax expense (benefit)	82,388	(119,512)	(213,790)	87,813	83,035

Income tax expense (benefit)	5,352	(16,976)	(37,766)	19,828	9,947

Net income (loss)	77,036	(102,536)	(176,024)	67,985	73,088

Preferred dividends	2,576	737	—	—	—

Net income (loss) available to common shareholders	$74,460	(103,273)	(176,024)	67,985	$73,088

Basic
Weighted average common shares outstanding	59,097	53,339	43,785	43,293	43,163
Basic earnings (loss) per common share	$1.26	(1.94)	(4.02)	1.57	$1.69

Diluted
Adjusted weighted average common shares outstanding	66,597	53,339	43,785	50,009	50,032
Diluted earnings (loss) per common share	$1.16	(1.94)	(4.02)	1.39	$1.49

Comprehensive income (loss)
Net income (loss)	$77,036	(102,536)	(176,024)	67,985	$73,088
Other comprehensive income (loss), net of deferred tax	(35,311)	(15,000)	(36,355)	33,005	(34,620)

Comprehensive income (loss)	$41,725	(117,536)	(212,379)	100,990	$38,468

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings Per Common Share — Summary
(amounts in thousands, except per share amounts)

	Three Months Ended
	March 31, 2006	March 31, 2005
Earnings:
Basic:
Net income	$74,460	$73,088

Net income available to common shareholders	74,460	73,088

Diluted:
Net income	74,460	73,088
Effect of dilutive securities:
Dividends on preferred shares	2,576	—
Interest on equity security units, net of tax	—	1,423

Adjusted net income for diluted earnings per share	$77,036	$74,511

Common Shares:
Basic:
Weighted average common shares outstanding	59,097	43,163

Diluted:
Weighted average common shares outstanding	59,097	43,163
Effect of dilutive securities:
Common shares issued in conversion of preferred shares	5,690	—
Common share options	1,741	1,838
Equity security units	—	5,009
Restricted common shares and common share units	69	22

Weighted average common shares, as adjusted for diluted earnings per share	66,597	50,032

Earnings Per Common Share:
Basic	$1.26	$1.69

Diluted	$1.16	$1.49

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings (Loss) Per Common Share — by Quarter
(amounts in thousands, except per share amounts)

	Three Months Ended
	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005
Earnings:
Basic:
Net income (loss)	$74,460	(103,273)	(176,024)	67,985	$73,088

Net income (loss) available to common shareholders	74,460	(103,273)	(176,024)	67,985	73,088

Diluted:
Net income (loss)	74,460	(103,273)	(176,024)	67,985	73,088
Effect of dilutive securities:
Dividends on preferred shares	2,576	—	—	—	—
Interest on equity security units, net of tax	—	—	—	1,506	1,423

Adjusted net income (loss) for diluted earnings per share	$77,036	(103,273)	(176,024)	69,491	$74,511

Common Shares:
Basic:
Weighted average common shares outstanding	59,097	53,339	43,785	43,293	43,163

Diluted:
Weighted average common shares outstanding	59,097	53,339	43,785	43,293	43,163
Effect of dilutive securities:
Common shares issued in conversion of preferred shares	5,690	—	—	—	—
Common share options	1,741	—	—	1,644	1,838
Equity security units	—	—	—	5,009	5,009
Restricted common shares and common share units	69	—	—	63	22

Weighted average common shares, as adjusted for diluted earnings per share	66,597	53,339	43,785	50,009	50,032

Earnings (Loss) Per Common Share:
Basic	$1.26	(1.94)	(4.02)	1.57	$1.69

Diluted	$1.16	(1.94)	(4.02)	1.39	$1.49

Platinum Underwriters Holdings, Ltd.
Fully Converted Book Value Per Share
March 31, 2006

	Conversion		Conversion
	Multiple /		Amount	Shares		Book Value
	Strike Price		($000)	(000)		Per Share
Total equity as of March 31, 2006			$1,577,838
Equity from issuance of preferred shares			(167,509)

Book value per common share			$1,410,329	59,093	(a)	$23.87

Preferred shares:
Conversion of preferred shares to common shares	1.000		167,509	5,750	(b)	0.44

Share options:
Shareholder share options:
St. Paul Travelers	27.00		—	460		(0.17)
RenaissanceRe	27.00		—	192		(0.07)

Management and directors’ options	23.19	(c)	80,282	3,461	(d)	(0.03)

Directors’ and officers’ restricted shares and share units			—	156		(0.05)

Fully converted book value as of March 31, 2006			$1,658,120	69,112		$23.99

(a)	As of March 31, 2006 there were 59,190,300 common shares issued and outstanding. Included in this number were 97,252 of restricted common shares issued but unvested.

(b)	On February 15, 2009, the mandatory conversion date, each preferred share will automatically convert into a number of common shares based on the volume-weighted average price per common share on the 20 consecutive trading days ending on the third trading day prior to February 15, 2009. The fully converted book value above has been calculated on this basis assuming a conversion date of March 31, 2006. However, if at any time prior to the mandatory conversion date, preferred shares will convert to common shares at a rate of 0.7874. If the mandatory conversion rate of .7874 had been used above, the number of common shares issued in conversion would be 4,528,000.

(c)	Weighted average strike price of options with a price below $29.10, the closing share price at March 31, 2006.

(d)	Excludes 608,493 options with a weighted average strike price of $30.87
See page 1, Note on Non-GAAP Financial Measures.

Platinum Underwriters Holdings, Ltd.
Condensed Statements of Cash Flows — Summary
($ in thousands)

	Three Months Ended
	March 31, 2006	March 31, 2005
Net cash provided by operating activities	$186,956	$179,648

Net cash used in investing activities	(432,363)	(89,838)

Net cash (used in) provided by financing activities	(5,309)	310

Net (decrease) increase in cash and cash equivalents	$(250,716)	$90,120

Platinum Underwriters Holdings, Ltd.
Condensed Statements of Cash Flows — by Quarter
($ in thousands)

	Three Months Ended
	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005
Net cash provided by operating activities	$186,956	38,654	182,618	196,754	$179,648

Net cash (used in) provided by investing activities	(432,363)	58,146	(366,978)	(331,898)	(89,838)

Net cash (used in) provided by financing activities	(5,309)	332,309	166,461	244,663	310

Net (decrease) increase in cash and cash equivalents	$(250,716)	429,109	(17,899)	109,519	$90,120

Platinum Underwriters Holdings, Ltd.
Segment Reporting
($ in thousands)

	Three Months Ended March 31, 2006				Three Months Ended March 31, 2005
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total
Net premiums written	$165,264	182,350	(54,336)	$293,278	$185,049	215,669	93,081	$493,799

Net premiums earned	131,544	173,668	39,089	344,301	128,197	184,768	98,075	411,040

Losses and loss adjustment expenses	59,828	116,565	30,381	206,774	60,040	118,438	59,220	237,698
Acquisition expenses	19,649	41,354	8,236	69,239	21,989	45,202	26,058	93,249
Other underwriting expenses	10,028	6,335	925	17,288	7,723	7,313	1,571	16,607

Total underwriting expenses	89,505	164,254	39,542	293,301	89,752	170,953	86,849	347,554

Segment underwriting income (loss)	$42,039	9,414	(453)	51,000	$38,445	13,815	11,226	63,486

Net investment income				43,515				26,905
Net realized gains on investments				65				372
Net foreign currency exchange gains (losses)				275				(1,798)
Other expense				(1,317)				(356)
Corporate expenses not allocated to segments				(5,700)				(3,401)
Interest expense				(5,450)				(2,173)

Income before income tax expense				$82,388				$83,035

GAAP underwriting ratios:
Losses and LAE	45.5%	67.1%	77.7%	60.1%	46.8%	64.1%	60.4%	57.8%
Acquisition expense	14.9%	23.8%	21.1%	20.1%	17.2%	24.5%	26.6%	22.7%
Other underwriting expense	7.6%	3.6%	2.4%	5.0%	6.0%	4.0%	1.6%	4.0%

Combined	68.0%	94.5%	101.2%	85.2%	70.0%	92.6%	88.6%	84.5%

Statutory underwriting ratios:
Losses and LAE	45.5%	67.1%	77.7%	60.1%	46.8%	64.1%	60.4%	57.8%
Acquisition expense	14.4%	23.4%	41.1%	15.0%	16.1%	23.6%	28.0%	21.6%
Other underwriting expense	6.1%	3.5%	(1.7%)	5.9%	4.2%	3.4%	1.7%	3.4%

Combined	66.0%	94.0%	117.1%	81.0%	67.1%	91.1%	90.1%	82.8%

See page 1, Note on Non-GAAP Financial Measures.
The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
    (1) Losses & loss adjustment expenses are divided by net premiums earned;
    (2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
    (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Property and Marine Segment — by Quarter
($ in thousands)

	Three Months Ended
	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005
Net premiums written	$165,264	121,703	133,350	134,953	$185,049

Net premiums earned	131,544	154,454	145,853	140,669	128,197

Losses and loss adjustment expenses	59,828	264,442	373,761	58,499	60,040
Acquisition expenses	19,649	24,546	17,753	29,695	21,989
Other underwriting expenses	10,028	6,479	3,632	8,240	7,723

Total underwriting expenses	89,505	295,467	395,146	96,434	89,752

Segment underwriting income (loss)	$42,039	(141,013)	(249,293)	44,235	$38,445

GAAP underwriting ratios:
Losses and LAE	45.5%	171.2%	256.3%	41.6%	46.8%
Acquisition expense	14.9%	15.9%	12.2%	21.1%	17.2%
Other underwriting expense	7.6%	4.2%	2.5%	5.9%	6.0%

Combined	68.0%	191.3%	271.0%	68.6%	70.0%

Statutory underwriting ratios:
Losses and LAE	45.5%	171.2%	256.3%	41.6%	46.8%
Acquisition expense	14.4%	15.2%	10.7%	22.7%	16.1%
Other underwriting expense	6.1%	5.3%	2.7%	6.1%	4.2%

Combined	66.0%	191.7%	269.7%	70.4%	67.1%

See page 1, Note on Non-GAAP Financial Measures.
The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
    (1) Losses & loss adjustment expenses are divided by net premiums earned;
    (2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
    (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Casualty Segment — by Quarter
($ in thousands)

	Three Months Ended
	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005
Net premiums written	$182,350	187,813	216,659	188,890	$215,669

Net premiums earned	173,668	201,088	205,050	198,723	184,768

Losses and loss adjustment expenses	116,565	136,422	129,218	127,531	118,438
Acquisition expenses	41,354	51,135	50,097	47,963	45,202
Other underwriting expenses	6,335	6,511	1,894	8,972	7,313

Total underwriting expenses	164,254	194,068	181,209	184,466	170,953

Segment underwriting income	$9,414	7,020	23,841	14,257	$13,815

GAAP underwriting ratios:
Losses and LAE	67.1%	67.8%	63.0%	64.2%	64.1%
Acquisition expense	23.8%	25.4%	24.4%	24.1%	24.5%
Other underwriting expense	3.6%	3.2%	0.9%	4.5%	4.0%

Combined	94.5%	96.4%	88.3%	92.8%	92.6%

Statutory underwriting ratios:
Losses and LAE	67.1%	67.8%	63.0%	64.2%	64.1%
Acquisition expense	23.4%	26.1%	24.1%	23.5%	23.6%
Other underwriting expense	3.5%	3.5%	0.9%	4.7%	3.4%

Combined	94.0%	97.4%	88.0%	92.4%	91.1%

See page 1, Note on Non-GAAP Financial Measures.
The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
    (1) Losses & loss adjustment expenses are divided by net premiums earned;
    (2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
    (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Finite Risk Segment — by Quarter
($ in thousands)

	Three Months Ended
	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005
Net premiums written	$(54,336)	81,262	60,177	99,116	$93,081

Net premiums earned	39,089	87,283	78,485	92,078	98,075

Losses and loss adjustment expenses	30,381	61,393	61,639	54,822	59,220
Acquisition expenses	8,236	31,419	31,008	26,270	26,058
Other underwriting expenses	925	1,477	524	1,333	1,571

Total underwriting expenses	39,542	94,289	93,171	82,425	86,849

Segment underwriting income (loss)	$(453)	(7,006)	(14,686)	9,653	$11,226

GAAP underwriting ratios:
Losses and LAE	77.7%	70.3%	78.5%	59.5%	60.4%
Acquisition expense	21.1%	36.0%	39.5%	28.5%	26.6%
Other underwriting expense	2.4%	1.7%	0.7%	1.4%	1.6%

Combined	101.2%	108.0%	118.7%	89.4%	88.6%

Statutory underwriting ratios:
Losses and LAE	77.7%	70.3%	78.5%	59.5%	60.4%
Acquisition expense	41.1%	38.8%	45.1%	25.2%	28.0%
Other underwriting expense	(1.7%)	1.8%	0.9%	1.3%	1.7%

Combined	117.1%	110.9%	124.5%	86.0%	90.1%

See page 1, Note on Non-GAAP Financial Measures.
The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
    (1) Losses & loss adjustment expenses are divided by net premiums earned;
    (2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
    (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Net Premiums Written — Supplemental Information
($ in thousands)

	Three Months Ended
	March 31, 2006	March 31, 2005
Property and Marine:
Excess-of-loss	$117,294	$133,655
Proportional	47,970	51,394

Subtotal Property and Marine	165,264	185,049

Casualty:
Excess-of-loss	155,741	168,547
Proportional	26,609	47,122

Subtotal Casualty	182,350	215,669

Finite Risk:
Excess-of-loss	11,426	7,291
Proportional	(65,762)	85,790

Subtotal Finite Risk	(54,336)	93,081

Total:
Excess-of-loss	284,461	309,493
Proportional	8,817	184,306

Total	$293,278	$493,799

	Three Months Ended
	March 31, 2006	March 31, 2005
Property and Marine:
United States	$79,906	$97,111
International	85,358	87,938

Subtotal Property and Marine	165,264	185,049

Casualty:
United States	151,655	166,396
International	30,695	49,273

Subtotal Casualty	182,350	215,669

Finite Risk:
United States	(57,815)	90,955
International	3,479	2,126

Subtotal Finite Risk	(54,336)	93,081

Total:
United States	173,746	354,462
International	119,532	139,337

Total	$293,278	$493,799

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business
($ in thousands)

	Three Months Ended March 31, 2006			Three Months Ended March 31, 2005
	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned
Property and Marine:
North American Property Proportional	$25,221	25,221	$28,514	$19,245	19,245	$17,210
North American Property Catastrophe	33,420	16,083	23,344	18,684	18,814	18,009
North American Property Risk	27,700	21,779	24,598	24,505	22,869	21,649
Other Property	16,822	16,823	16,244	36,183	36,183	31,933
Marine / Aviation Proportional	2,033	2,012	2,638	2,231	2,231	2,267
Marine / Aviation Excess	9,733	9,758	7,211	15,742	13,830	8,753
International Property Proportional	12,201	12,202	4,920	9,906	9,906	5,700
International Property Catastrophe	67,627	49,152	19,501	48,296	46,876	15,631
International Property Risk	12,234	12,234	4,574	15,095	15,095	7,045

Subtotal	206,991	165,264	131,544	189,887	185,049	128,197

Casualty:
Clash	7,843	7,843	6,962	11,130	11,130	7,199
1st Dollar GL	13,633	13,633	11,168	8,127	8,127	8,608
1st Dollar Other	1,015	1,015	1,026	638	638	650
Casualty Excess	111,574	111,574	112,620	113,540	113,540	118,248
Accident & Health	12,959	12,959	17,399	28,391	28,391	24,904
International Casualty	20,996	20,996	11,296	19,835	19,835	8,871
International Motor	1,386	1,404	898	2,068	2,068	4,869
Financial Lines	12,926	12,926	12,299	31,940	31,940	11,419

Subtotal	182,332	182,350	173,668	215,669	215,669	184,768

Finite Risk:
Finite Property	4,505	4,365	3,047	18,738	4,760	7,498
Finite Casualty	(59,184)	(59,184)	35,559	88,407	88,407	84,209
Finite Accident & Health	483	483	483	(86)	(86)	6,368

Subtotal	(54,196)	(54,336)	39,089	107,059	93,081	98,075

Total	$335,127	293,278	$344,301	$512,615	493,799	$411,040

Platinum Underwriters Holdings, Ltd.
Company Ratios, Share Data, Ratings

	As of and for the Three Months Ended
	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005
GAAP Basis Ratios %:

Combined (%)	85.2%	131.9%	155.9%	84.2%	84.5%

Debt to Total Capital (%)	15.7%	16.0%	24.0%	23.3%	10.5%

Net Premiums Written (Annualized) to Shareholders’ Equity	0.74	1.01	1.34	1.33	1.68

Share Data:
Book Value Per Common Share	$23.87	$23.22	$24.75	$29.32	$27.12
Common Shares Outstanding (000’s)	59,093	59,127	49,605	43,407	43,254
Market Price Per Common Share:
High	$32.30	$31.70	$35.21	$32.15	$32.03
Low	28.00	27.10	27.45	26.43	29.02
Close	$29.10	$31.07	$29.89	$31.82	$29.70

Industry Ratings:
Financial Strength Rating
A.M. Best	A	A	A	A	A
Counterparty Credit Rating (senior unsecured)
A.M. Best	BBB	BBB	BBB	BBB	BBB
Standard and Poors	BBB	BBB	BBB	BBB	N/A

Supplemental Data:
Total Employees	159	163	159	157	159

Platinum Underwriters Holdings, Ltd.
Investment Portfolio
($ in thousands)

		Weighted		Weighted
		Average		Average
	March 31, 2006	Book Yield	December 31, 2005	Book Yield
Fixed Maturities:
U.S. Government	$180,462	4.3%	$139,584	4.1%
Tax exempt municipal bonds	209,970	3.0%	212,361	3.0%
Corporates	1,227,988	4.4%	1,163,171	4.3%
Mortgage and asset-backed securities	1,271,411	4.9%	1,141,931	4.8%
Foreign governments and foreign corporate bonds	331,490	4.4%	330,656	4.3%

Total Fixed Maturities	3,221,321	4.5%	2,987,703	4.4%
Preferred Stock	8,169	6.6%	8,186	6.6%

Total securities	3,229,490	4.5%	2,995,889	4.4%
Other invested assest	5,000		5,000

Total	$3,234,490		$3,000,889

	March 31, 2006		December 31, 2005
	Amount	% of Total	Amount	% of Total
Credit Quality of Investment Grades:*
Aaa	$1,824,708	56.5%	$1,600,733	53.4%
Aa	523,537	16.2%	521,148	17.4%
A	763,005	23.6%	757,452	25.3%
Baa	118,240	3.7%	116,556	3.9%

Total	$3,229,490	100.0%	$2,995,889	100.0%

Credit Quality:
Weighted average credit quality	Aa2		Aa2

*	Rated using external rating agencies (Moody’s).

(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality, Baa — Investment Grade)

Platinum Underwriters Holdings, Ltd.
Net Realized Gains (Losses) on Investments — by Country
($ in thousands)

	Three Months Ended
	March 31, 2006	March 31, 2005
Net realized gains (losses):
United States	$64	$153
United Kingdom	(2)	(38)
Bermuda	3	257

Total	$65	$372

Platinum Underwriters Holdings, Ltd.
Loss Analysis
($ in thousands)

	Analysis of Losses and Loss Expenses Incurred
	Three Months Ended March 31, 2006				Twelve Months Ended December 31, 2005
				Paid to				Paid to
	Gross	Ceded	Net	Incurred %	Gross	Ceded	Net	Incurred %
Paid	$165,352	4,293	$161,059	77.9%	$636,640	35,736	$600,904	39.9%
Change in unpaid losses and loss expenses	45,894	179	45,715		958,128	53,607	904,521

Losses and loss expenses incurred	$211,246	4,472	$206,774		$1,594,768	89,343	$1,505,425

	Analysis of Unpaid Losses and Loss Adjustment Expenses
	Three Months Ended March 31, 2006				Twelve Months Ended December 31, 2005
	Gross*	Ceded	Net*	%	Gross	Ceded	Net	%
Outstanding losses and loss expenses	$695,371	14,674	$680,697	29.4%	$511,745	13,576	$498,169	22.0%
Incurred but not reported	1,676,545	40,840	1,635,705	70.6%	1,812,245	41,759	1,770,486	78.0%

Unpaid losses and loss expenses	$2,371,916	55,514	$2,316,402	100.0%	$2,323,990	55,335	$2,268,655	100.0%

*	Includes effects of foreign currency exchange rate movements of $2,032